UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2023

ABSCI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40646	85-3383487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
18105 SE Mill Plain Blvd
Vancouver, WA 98683
(Address of principal executive offices, including zip code)
(360) 949-1041
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ABSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 16, 2023, Absci Corporation (the “Company”) entered into a sales agreement (the “Agreement”) with Cowen and Company, LLC, as sales agent (the “Sales Agent”), with respect to an “at the market offering” program under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $100 million (the “Shares”) through the Sales Agent (the “Offering”).

Any Shares offered and sold in the Offering will be issued pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-267043), filed with the Securities and Exchange Commission (the “Commission”) on August 24, 2022 (the “Registration Statement”), including the base prospectus contained therein, as declared effective on September 2, 2022. The company filed a prospectus supplement, dated June 16, 2023, with the Commission in connection with the Offering.

The Sales Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended, including sales made directly through The Nasdaq Global Select Market (“Nasdaq”) or on any other existing trading market for the Common Stock. The Sales Agent will use commercially reasonable efforts to sell the Shares from time to time consistent with their normal sales practices and applicable federal rules, regulations and Nasdaq rules, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay the Sales Agent a commission up to 3.0% of the gross sales proceeds of any Shares sold through the Sales Agent under the Agreement, and also has provided the Sales Agent with customary indemnification and contribution rights.

The Sales Agent is not required to sell any specific number or dollar amount of securities, but will use commercially reasonable efforts to sell, on behalf of the Company, all of the shares of Common Stock requested to be sold by the Company, consistent with their normal trading and sales practices, on mutually agreed terms between the Sales Agent and the Company. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting of Stockholders of the Company held on June 14, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. A description of the Charter Amendment is set forth in the Company’s definitive proxy statement filed with the Commission on April 28, 2023 (the “Proxy Statement”). The Charter Amendment became effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 14, 2023 (the “Amended Certificate”).
The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the full text of the Amended Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of April 17, 2023, the record date for the Annual Meeting, there were 92,492,236 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect Daniel Rabinovitsj as a Class II member of the board of directors, to serve until the Company’s 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal I”); (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal II”); and (iii) to amend the Company's existing Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (“Proposal III”).
The Company’s stockholders approved the Class II director nominee recommended for election in Proposal I at the Annual Meeting. The Company’s stockholders voted for the Class II director as follows:

Class II Director Nominee	For	Withhold	Broker Non-Votes
Daniel Rabinovitsj	70,779,631	666,738	7,685,480
The Company’s stockholders approved Proposal II. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
78,698,147	173,747	259,955

The Company’s stockholders approved Proposal III. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
69,802,928	1,242,214	401,227	7,685,480
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Sales Agreement, dated June 16, 2023, by and between Absci Corporation and Cowen and Company, LLC
3.1	Amended and Restated Certificate of Incorporation of Absci Corporation, dated June 14, 2023 (filed herewith)
5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered
23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Absci Corporation

Date: June 16, 2023	By:	/s/ Sean McClain
Sean McClain
Founder and CEO